UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

PLANTRONICS, INC.
(Name of Registrant as Specified In Its Charter)

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PLANTRONICS, INC.

SUPPLEMENT TO PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 26, 2021

The date of this Supplement is June 21, 2021

EXPLANATORY NOTE

The following information supplements and revises the Definitive Proxy Statement on Schedule 14A filed by Plantronics, Inc. (the “Company”) with the U.S. Securities and Exchange Commission on June 14, 2021 (the “Proxy Statement”) in connection with the Company’s Annual Meeting of Stockholders to be held on July 26, 2021 (the “Annual Meeting”) and should be read together with the Proxy Statement.

The purpose of this filing is to revise the table reflecting the Security Ownership of Principal Stockholders and Management that appears in the Proxy Statement to (i) correct the addresses of BlackRock, Inc. and Disciplined Growth Investors, Inc. and (ii) add Ameriprise Financial, Inc. as a beneficial owner of more than 5% of the outstanding shares of Company common stock. Stockholders are encouraged to review the information that follows in connection with their review of the Company’s disclosures contained within the Proxy Statement.
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Security Ownership of Principal Stockholders and Management - REVISED

The following table sets forth certain information with respect to beneficial ownership of our common stock as of May 27, 2021 (except as noted below) as to (i) each person who is known by us to own beneficially more than 5% of the outstanding shares of our common stock, (ii) each of our directors and each nominee for director, (iii) our former Interim CEO and our current CEO, both of whom served in Fiscal Year 2021, our CFO, and each of the other most highly compensated executive officers, and (iv) all directors and Executive Officers as a group. Except as otherwise indicated, we believe that the beneficial owners of our common stock listed below have sole investment and voting power with respect to such shares, subject to community property laws. The information below is calculated in compliance with SEC rules, but does not necessarily indicate beneficial ownership for any other purpose.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percentage of Class (3)
PRIMECAP Management Company (4)	6,089,450	14.8%
177 E. Colorado Blvd., 11th Floor
Pasadena, California 91105
BlackRock, Inc. (5)	5,625,597	13.6%
55 E. 52nd Street
New York, NY 10055
Ameriprise Financial, Inc. (6)	5,067,578	12.9%
145 Ameriprise Financial Center
Minneapolis, MN 55402
The Vanguard Group, Inc. (7)	4,389,478	10.6%
100 Vanguard Blvd.
Malvern, PA 19355
Disciplined Growth Investors, Inc. (8)	2,883,930	7.0%
150 South Fifth Street
Minneapolis, MN 55474
Brian Dexheimer (9)	124,560	*
Daniel Moloney	82,343	*
Robert Hagerty	74,392	*
Carl Wiese	47,645	*
David M. Shull	43,741	*
Marv Tseu	43,261	*
Marshall Mohr	42,261	*
Charles Boynton	38,559	*
Tom Puorro (10)	38,429	*
Gregg Hammann	36,261	*
Guido Jouret	20,611	*
Kathy Crusco	18,613	*
Mary Huser	11,240	*
Lisa Bodensteiner	7,631	*
Yael Zheng	—	*
All Directors and Executive Officers as a Group (15 persons)	629,547	1.5%

* Less than 1%.

(1)Unless otherwise indicated, the address for each beneficial owner named in the table is c/o Poly, 345 Encinal Street, Santa Cruz, California 95060.

(2)Includes RSUs expected to vest, within 60 days of May 27, 2021, to include 10,224 shares vesting on July 27, 2021 from the July 27, 2020 RSU award to each non-employee director other than Ms. Zheng, as follows:

Director/Named Executive Officer	Restricted Stock Units*
Brian Dexheimer	10,224
Daniel Moloney	10,224
Robert Hagerty	10,224
Carl Wiese	—
David M. Shull	—
Marv Tseu	10,224
Marshall Mohr	10,224
Charles Boynton	—
Tom Puorro	—
Gregg Hammann	10,224
Guido Jouret	10,224
Kathy Crusco	10,224
Mary Huser	—
Lisa Bodensteiner	—
Yael Zheng	—
All Directors and All Executive Officers as a Group (15 persons)	81,792

*    Performance-based restricted stock units expected to vest within 60 days of May 27, 2021 are excluded from the amounts set forth in the tables above as actual performance, and therefore the number of shares vesting, had not been determined as of that date.
(3)For each person and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group calculated pursuant to Rule 13d-3 of the Securities Exchange Act and set forth in the table by the sum of 42,295,241 of common stock outstanding on May 27, 2021 and the number of shares of common stock that such person or group had the right to acquire on or within 60 days of May 27, 2021 as set forth in footnote 2 above.

(4)As of December 31, 2020, PRIMECAP Management Company ("PRIMECAP") reported sole dispositive and sole voting power as to 6,089,450 shares and neither shared voting power nor shared dispositive power over these shares, based solely upon PRIMECAP's Schedule 13G/A, Amendment 25, filed on February 12, 2021.

(5)As of December 31, 2020, BlackRock, Inc. reported sole dispositive power as to 5,625,597 shares and sole voting power as to 5,573,430 shares and nether shared voting power nor shared dispositive power over these shares, based solely, on BlackRock, Inc's. Schedule 13G/A, Amendment 12, filed on January 26, 2021.

(6)    As of December 31, 2020, Ameriprise Financial, Inc. ("Ameriprise") reported shared dispositive power as to 5,067,578 shares and shared voting power as to 4,956,451 shares and neither sole voting power nor sole dispositive power over these shares, based solely upon Ameriprise's Schedule 13G/A, filed on February 12, 2021.

(7)    As of December 31, 2020, The Vanguard Group reported sole dispositive power as to 4,306,826 shares, shared dispositive power as to 82,652 shares, shared voting power as to 50,304 shares, and no sole voting power. Information provided herein is based solely upon The Vanguard Group's Schedule 13G/A, Amendment No. 10 filed on January 8, 2021.

(8)    As of December 31, 2020, Disciplined Growth Investors. ("Disciplined") reported sole dispositive and sole voting power as to 2,883,930 shares and neither shared voting power nor shared dispositive power over these shares, based solely upon Disciplined's Schedule 13G, filed on February 12, 2021.

(9)    Mr. Dexheimer's ownership includes 114,336 shares that were gifted to an irrevocable trust of which his spouse is the trustee and primary beneficiary on December 29, 2020.

(10)    Mr. Puorro's ownership includes 202 shares acquired by his spouse and son via open market purchases between February 6 and 12, 2020. On May 19, 2021, the Company announced the resignation of Mr. Puorro as the Company's Executive Vice President, General Manager, Products effective June 15, 2021.